Exhibit 99.1

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


                          J.P. Morgan Securities Inc.
                                   JPMMT04-A3

                                   All records
                                   857 records

==================================================================================================================================
                                                                   All records
==================================================================================================================================
 Pool ID                Seller                  Product      IO Flag  Index    Count         Balance       PCT   GWAC    Servicing

==================================================================================================================================
  Pool 1             Cendant                  7 Year ARM        N     CMT        38       17,205,474.24    4.37  4.677      0.3825
                                                               -------------------------------------------------------------------
                                                                      LM6         9        5,339,200.78    1.35  4.850      0.3825
                                                               -------------------------------------------------------------------
                                                                Y     LM6       145       69,974,439.05   17.75  4.742      0.3825
           =======================================================================================================================
             Countrywide Home Loans           7 Year ARM                          1       75,000,000.00   19.03  5.550      0.2575
==================================================================================================================================
                                   Total:                                       193      167,519,114.07   42.50  5.101      0.3265
==================================================================================================================================
  Pool 2       Chase Mortgage                 7 Year ARM        N     LY1       171       84,942,936.52   21.55  4.956      0.2575
==================================================================================================================================
                                   Total:                                       171       84,942,936.52   21.55  4.956      0.2575
==================================================================================================================================
  Pool 3       Chase Mortgage                 5 Year ARM        N     LY1       493      141,688,277.06   35.95  4.651      0.2575
==================================================================================================================================
                                   Total:                                       493      141,688,277.06   35.95  4.651      0.2575
==================================================================================================================================
                             Grand Total:                                       857      394,150,327.65  100.00  4.908      0.2868
==================================================================================================================================





==================================================================================================================================
                                                                   All records
==================================================================================================================================
 Pool ID                Seller                  Product      IO Flag  Index    Count          NWAC        % Cali          Percent

==================================================================================================================================
  Pool 1             Cendant                  7 Year ARM        N     CMT        38           4.295       19.218          4.365
                                                               -------------------------------------------------------------------
                                                                      LM6         9           4.468       19.952          1.355
                                                               -------------------------------------------------------------------
                                                                Y     LM6       145           4.360       26.111         17.753
           =======================================================================================================================
             Countrywide Home Loans           7 Year ARM                          1           5.293        0.000         19.028
==================================================================================================================================
                                   Total:                                       193           4.774       13.516         42.501
==================================================================================================================================
  Pool 2       Chase Mortgage                 7 Year ARM        N     LY1       171           4.699       27.240         21.551
==================================================================================================================================
                                   Total:                                       171           4.699       27.240         21.551
==================================================================================================================================
  Pool 3       Chase Mortgage                 5 Year ARM        N     LY1       493           4.393       47.024         35.948
==================================================================================================================================
                                   Total:                                       493           4.393       47.024         35.948
==================================================================================================================================
                             Grand Total:                                       857           4.621       28.519        100.000
==================================================================================================================================



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Jul 1, 2004 14:55


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC..
("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.